                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 17, 1999

                  Advanta Conduit Receivables, Inc., as Sponsor
                 on behalf of Advanta Mortgage Loan Trust 1999-4
             (Exact name of registrant as specified in its charter)

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
          Nevada                     333-75295-03                  88-0360305
          ------                     ------------                  ----------
(State or Other Jurisdiction        (Commission File             (I.R.S. Employer
     of Incorporation)                  Number)                 Identification No.)
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                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)

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
         Nevada                       333-75295                   88-0360305
         ------                       ---------                   ----------
(State or Other Jurisdiction        (Commission File             (I.R.S. Employer
      of Incorporation)                  Number)                Identification No.)
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Attention: General Counsel
10790 Rancho Bernardo Drive
San Diego, California                                                      92127
---------------------                                                      -----
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number,
including area code                                               (858) 676-3099


          (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Conduit Receivables, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $1,699,051,007.20 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-75295) (the "Registration Statement").

                  Pursuant to the Registration Statement, the Sponsor formed Advanta Mortgage Loan Trust 1999-4 (the "Trust") which issued $200,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Notes (the "Notes"), on November 17, 1999 (the "Closing Date").

                  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of November 1, 1999, between the Trust and Bankers Trust Company of California, N.A., in its capacity as Indenture Trustee (the "Indenture Trustee"). The Notes evidence indebtedness of the Trust. Also issued, but not offered, by the Trust are Certificates ("Certificates") evidencing the ownership interest in the Trust. The Certificates will initially be retained by Advanta Holding Trust 1999-4.

                  The primary assets of the Trust is a pool of closed-end mortgage loans ("Mortgage Loans"), used predominantly to refinance an existing mortgage loan on more favorable terms, to consolidate debt or to obtain cash proceeds by borrowing against the related borrower's equity in the real property and improvements pledged to secure the related Mortgage Loan. The Mortgage Loans are secured primarily by mortgages on single-family residences (which may be detached, a condominium unit or a unit in a planned unit development) which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus Supplement dated November 5, 1999 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c)   Exhibits:

                  1.1 Underwriting Agreement, dated November 5, 1999, between the Sponsor and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

                  4.1 Indenture, dated as of November 1, 1999 between the Trust and the Indenture Trustee.

                  4.2 Trust Agreement, dated as of November 1, 1999, between the Sponsor, and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), relating to the formation of Advanta Holding Trust 1999-4.

                  4.3 Trust Agreement, dated as of November 1, 1999, among the Sponsor, Advanta Holding Trust 1999-4 and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Mortgage Loan Trust 1999-4.

                  4.4 Sale and Servicing Agreement, dated November 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  4.5 Certificate Insurance Policy, dated November 17, 1999, and issued and delivered by Ambac Assurance Corporation.

                  5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of November 17, 1999.*

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of November 17, 1999.*

                  10.1 Indemnification Agreement, dated November 5, 1999, among Bear, Stearns & Co. Inc., and SG Cowen Securities Corporation as Underwriters (the "Underwriters") and Ambac Assurance Corporation, as Note Insurer.

                  10.2 Guaranty, dated November 17, 1999, to Ambac Assurance Corporation and Bear, Stearns & Co. Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

                  10.3 Guaranty, dated November 17, 1999, to Ambac Assurance Corporation and Advanta Mortgage Loan Trust 1999-4 issued by Advanta Mortgage Holding Company.

                  23.1 Consent of KPMG Inc. regarding financial statements of Ambac Assurance Corporation, and their report.*

                  23.2 Consent of Arthur Andersen LLP.*

                  * Previously filed on Form 8-K filed with the Securities and Exchange Commission.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ADVANTA CONDUIT RECEIVABLES, INC.,
                                            as Sponsor on behalf of
                                            Advanta Mortgage Loan Trust 1999-4

                                            By: /s/   Michael Coco
                                               ---------------------------------
                                               Name:   Michael Coco
                                               Title: Vice President


                                            ADVANTA CONDUIT RECEIVABLES, INC.


                                            By: /s/   Michael Coco
                                               ---------------------------------
                                               Name:   Michael Coco
                                               Title: Vice President

Dated: November 17, 1999

                                  EXHIBIT INDEX

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
    Exhibit No.     Description
    -----------     -----------
         1.1 Underwriting Agreement, dated November 5, 1999, between the Sponsor and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

         4.1 Indenture, dated as of November 1, 1999 between the Trust and the Indenture Trustee

         4.2 Trust Agreement, dated as of November 1, 1999, between the Sponsor, and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), relating to the formation of Advanta Holding Trust 1999-4

         4.3 Trust Agreement, dated as of November 1, 1999, among the Sponsor, Advanta Holding Trust 1999-4 and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Mortgage Loan Trust 1999-4.

         4.4 Sale and Servicing Agreement, dated November 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

         4.5 Certificate Insurance Policy, dated November 17, 1999, and issued and delivered by Ambac Assurance Corporation.

         10.1 Indemnification Agreement, dated November 5, 1999, among Bear, Stearns & Co. Inc., and SG Cowen Securities Corporation as Underwriters (the "Underwriters") and Ambac Assurance Corporation, as Note Insurer.

         10.2 Guaranty, dated November 17, 1999, to Ambac Assurance Corporation and Bear, Stearns & Co. Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

         10.3 Guaranty, dated November 17, 1999, to Ambac Assurance Corporation and Advanta Mortgage Loan Trust 1999-4 issued by Advanta Mortgage Holding Company.
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